EXHIBIT 10(y)



                              GUILFORD MILLS, INC.
                      EXECUTIVE DEFERRED COMPENSATION PLAN









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                                TABLE OF CONTENTS
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Article I            Purpose And Administration.........................................................1

           SECTION 1.1.             Name of Plan........................................................1

           SECTION 1.2.             Effective Date......................................................1

           SECTION 1.3.             Purpose.............................................................1

           SECTION 1.4.             Administration......................................................1

Article II           Definitions........................................................................3

           SECTION 2.1.             Affiliate...........................................................3

           SECTION 2.2.             Code................................................................3

           SECTION 2.3.             Compensation........................................................3

           SECTION 2.4.             Deferred Compensation Account.......................................4

           SECTION 2.5.             Deferral Election...................................................4

           SECTION 2.6.             Distribution Date...................................................4

           SECTION 2.7.             Early Retirement Date...............................................4

           SECTION 2.8.             Employee............................................................4

           SECTION 2.9.             Employer............................................................4

           SECTION 2.10.            ERISA...............................................................4

           SECTION 2.11.            Normal Retirement Date..............................................5

           SECTION 2.12.            Participant.........................................................5

           SECTION 2.13.            Plan Administrator..................................................5

           SECTION 2.14.            Plan Year...........................................................5

           SECTION 2.15.            Unforeseeable Financial Emergency...................................5

           SECTION 2.16.            Valuation Date......................................................5

           SECTION 2.17.            Other Definitions...................................................5

Article III          Eligibility, Participation, Deferral Elections, and Employer Contributions.........6

           SECTION 3.1.             Eligibility and Participation.......................................6

           SECTION 3.2.             Rules for Deferral Elections........................................6

           SECTION 3.3.             Amounts Deferred....................................................7

           SECTION 3.4.             Employer Discretionary Contributions................................8

Article IV           Deferred Compensation Accounts.....................................................9

           SECTION 4.1.             Deferred Compensation Accounts......................................9


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           SECTION 4.2.             Deferral Account Adjustments and Investment Options.................9

           SECTION 4.3.             Vesting.............................................................9

           SECTION 4.4.             Investment Options.................................................10

Article V            Payment of Benefits...............................................................12

           SECTION 5.1.             Time and Method of Payment.........................................12

           SECTION 5.2.             Payment Upon Disability............................................12

           SECTION 5.3.             Payment Upon Death of a Participant................................12

           SECTION 5.4.             Beneficiary........................................................12

           SECTION 5.5.             Withholding of Taxes...............................................13

           SECTION 5.6.             Unforeseeable Financial Emergency..................................13

Article VI           Miscellaneous.....................................................................14

           SECTION 6.1.             ...................................................................14

           SECTION 6.2.             Rights.............................................................14

           SECTION 6.3.             Interests Not Transferable.........................................14

           SECTION 6.4.             Forfeitures and Unclaimed Amounts..................................14

           SECTION 6.5.             Controlling Law....................................................15

           SECTION 6.6.             Number.............................................................15

           SECTION 6.7.             Action by the Employers............................................15

           SECTION 6.8.             Offset for Obligations to Employer.................................15

           SECTION 6.9.             No Fiduciary Relationship..........................................15

           SECTION 6.10.            Claims Procedures..................................................15

           SECTION 6.11.            Notice.............................................................16

Article VII          Employer Participation............................................................17

           SECTION 7.1.             Adoption of Plan...................................................17

           SECTION 7.2.             Withdrawal from the Plan by Employer...............................17

Article VIII         Amendment and Termination.........................................................18

Article IX           Change in Control.................................................................19

           SECTION 9.1.             ...................................................................19

           SECTION 9.2.             ...................................................................19

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                                   ARTICLE I

                           PURPOSE AND ADMINISTRATION

                     WHEREAS, Guilford Mills, Inc. (the "Company") previously approved the establishment of the Guilford Mills, Inc. 401(k) Excess Benefit Plan in September 2000; and

                     WHEREAS, the Company wishes to rename the Guilford Mills, Inc. Excess Benefit Plan to the Guilford Mills, Inc. Executive Deferred Compensation Plan;

                     NOW, THEREFORE, the Company hereby renames and adopts the Guilford Mills, Inc. Executive Deferred Compensation Plan as follows:

                     SECTION 1.1. Name of Plan. Guilford Mills, Inc., located in Greensboro, NC and with employer tax identification number 13-1995928, hereby adopts the Guilford Mills Executive Deferred Compensation Plan (the "Plan"), as set forth herein including the variable provisions selected and agreed to by the Company.

                     SECTION 1.2. Effective Date. The effective date of this Plan is April 1, 2000.

                     SECTION 1.3. Purpose. The Company has established the Plan primarily for the purpose of providing deferred compensation to a select group of management or highly compensated employees of the Employers. The Plan is intended to be a top-hat plan as described in Section 201(2), 301(a)(3) and 401(a)(1) of ERISA. The Company intends that the Plan (and each Trust under the Plan as described in Subsection 6.1) shall be treated as unfunded for tax purposes and for purposes of Title I of ERISA. The Plan is not intended to qualify under Code section 401(a). An Employer's obligations hereunder, if any, to a Participant (or to a Participant's beneficiary) shall be unsecured and shall be a mere promise by the Employer to make payments hereunder in the future. A Participant (or the Participant's beneficiary) shall be treated as a general unsecured creditor of the Employer.

                     SECTION 1.4. Administration. The Plan shall be administered by the Plan Administrator. The Plan Administrator shall serve at the pleasure of the Company's Board of Directors and may be removed by such Board, with or without cause. The Plan Administrator may resign upon prior written notice to the Company's Board of Directors.

The Plan Administrator shall have the powers, rights and duties set forth in the Plan and shall have the power, in the Plan Administrator's sole and absolute discretion, to determine all questions arising under the Plan, including the determination of the rights of all persons with respect to the Plan and to interpret the provisions of the Plan and remedy any ambiguities, inconsistencies, or omissions. Any decisions of the Plan Administrator shall be final and binding on all persons with respect to the Plan and the benefits provided under the Plan. The Plan Administrator may delegate the Plan Administrator's authority under the Plan to one or more officers or directors of the Company; provided, however, that (a) such delegation must be in writing, and


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(b) the officers or directors of the Company to whom the Plan Administrator is delegating authority must accept such delegation in writing.

If a Participant is serving as the Plan Administrator (either individually or as a member of a committee), the Participant may not decide or determine any matter or question concerning such Participant's benefits under the Plan that the Participant would not have the right to decide or determine if the Participant were not serving as the Plan Administrator.

                               [END OF SECTION 1]













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                                   ARTICLE II

                                   DEFINITIONS

For purposes of the Plan, the following words and phrases shall have the meanings set forth below, unless their context clearly requires a different meaning:

                     SECTION 2.1. Affiliate. "Affiliate" means any corporation, partnership, joint venture, association or similar organization or entity (select one option):

                    Option 1.  [ ]      that is required to be aggregated with
                                        the Company pursuant to Code Section
                                        414(b), (c), or (in).

                    Option 2.  [X]      in which the Company owns, directly or
                                        indirectly, a majority of equity
                                        interests.

                     SECTION 2.2. Code. "Code" means the Internal Revenue Code of 1986, as amended from time to time. Any reference to a section of the Code includes any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

                     SECTION 2.3. Compensation. "Compensation" means (select one option):

                    Option 1.  [ ]      Total taxable salary, bonuses and
                                        commissions paid to a Participant by the Employer (determined without regard to any amounts in the Participant's
                                        Deferred Compensation Account).

                    Option 2.  [ ]      Total taxable salary and commissions of
                                        the Participant paid or accrued by the
                                        Employer, but not including the value of any bonuses, stock options, stock appreciation rights (determined without regard to any amounts in the Participant's Deferred Compensation
                                        Account).

                    Option 3.  [X]      The total cash compensation, including
                                        bonuses and overtime, paid to a
                                        Participant by the Employer or an
                                        Affiliate during the Plan Year while a
                                        Participant in the Plan, but excluding
                                        commissions, reimbursement for expenses
                                        and Employer contributions paid under
                                        this Plan or any qualified retirement
                                        plan, deferred compensation plan or
                                        welfare plan. For any Plan Year in which a Participant was not a participant in the Plan at the beginning of the year, his Compensation shall be deemed to be remuneration as determined above for that portion of the Plan year during which he is a Participant. The inclusion of any additional compensation shall be determined by the Plan Administrator.


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                     SECTION 2.4. Deferred Compensation Account. "Deferred
Compensation Account" means the bookkeeping account maintained under the Plan in the Participant's name to reflect amounts deferred under the Plan pursuant to
Section 3 (as adjusted under Section 4) and any Employer Discretionary Contributions made on behalf of the Participant (as adjusted under Section 4). The Deferred Compensation Account shall be hypothetical in nature and shall be maintained for bookkeeping purposes only. Neither the Plan nor any of the Deferred Compensation Accounts shall hold any actual funds or assets.

                     SECTION 2.5. Deferral Election. "Deferral Election" means a written notice filed by the Participant with the Employer specifying the Compensation or bonus to be deferred by the Participant.

                     SECTION 2.6. Distribution Date. "Distribution Date" means (select one option):

                        [X] the date a Participant terminates employment or association with the Company or Affiliates for whatever reason, unless such termination of employment is for Good Cause.

                        [ ] the April 1 following the Plan year in which the Participant terminates employment or association with the Company or Affiliates for whatever reason, unless such termination of employment is for Good Cause.

                     SECTION 2.7. Early Retirement Date. "Early Retirement Date" means (select one option):

                        [ ] The date the Participant attains ___________ years of age

                        [ ] The date the Participant attains __________ years of age and has been employed by the Company or its Affiliates for at least _________ years.

                     SECTION 2.8. Employee. "Employee" means an employee of an Employer who meets the eligibility criteria set forth in Subsection 3.1 of the Plan and who is a member of a select group of management or highly compensated employees as defined under ERISA or the regulations thereunder.

                     SECTION 2.9. Employer. "Employer" means, individually, the Company and each Affiliate of the Company that adopts the Plan in accordance with Subsection 7.1. The Company and any Affiliates that adopt the Plan are sometimes collectively referred to herein as the "Employers."

                     SECTION 2.10. ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time. Any reference to a


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section of ERISA includes any comparable section or sections of any future legislation that amends, supplements or supersedes that section.

                     SECTION 2.11. Normal Retirement Date. "Normal Retirement Date" means (select one option).

                          [X]  The date the participant attains 65 years of age.

                          [ ] The date the Participant attains ______ years of age and has been employed by the Company or its Affiliates for at least ______ years.

                     SECTION 2.12. Participant. "Participant" means an Employee who meets the eligibility criteria set forth in Subsection 3.1 and who has made a Deferral Election in accordance with the terms of the Plan.

                     SECTION 2.13. Plan Administrator. The "Plan Administrator" means a committee of at least 3 members appointed by the Company.

                     SECTION 2.14. Plan Year. "Plan Year" means the twelve consecutive month period ending each September 30. However, if the Effective Date of the Plan is other than October 1 of a year, the initial Plan Year shall be a short Plan Year, beginning on the Effective Date and ending on the following September 30.

                     SECTION 2.15. Unforeseeable Financial Emergency "Unforeseeable Financial Emergency" means a severe financial hardship of the Participant resulting from:

                    (a) A sudden and unexpected illness or accident of the Participant or of a dependent of the Participant.

                    (b) Loss of Participant's principal residence due to casualty; or

                    (c) Such other similar extraordinary and unforeseeable circumstances resulting from events beyond the control of the Participant.

Whether a Participant has an Unforeseeable Financial Emergency shall be determined in the sole discretion of the Plan Administrator.

                     SECTION 2.16. Valuation Date. "Valuation Date" means each business day the financial markets and First Union are open, unless the underlying investment requires a less frequent valuation.

                     SECTION 2.17. Other Definitions. In addition to the terms defined in this Section 2, other terms are defined when first used in Sections of this Plan.

                               [END OF SECTION 2]


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                                  ARTICLE III

   ELIGIBILITY, PARTICIPATION, DEFERRAL ELECTIONS, AND EMPLOYER CONTRIBUTIONS

                     SECTION 3.1. Eligibility and Participation. Subject to the conditions and limitations of the Plan, the following persons are eligible to participate in the Plan (select and complete options(s) after consultation with legal counsel):

                          [ ] All Employees with a rank of__________ (insert title) or above and with total earnings of at least $________ per Plan Year.

                          [ ]  The following Employees of the Employers:

                               (Attach a separate sheet f necessary)

                          [X] Such Employees as the Plan Administrator may select from time to time, in its sole discretion.

Any individuals specified above by an Employer may be changed by action of the Employer. An Employee eligible to participate in the Plan shall become a Participant upon the execution and filing with the Plan Administrator of a written election to defer a portion of the Employee's Compensation, in a form acceptable to the Plan Administrator. A Participant shall remain a Participant until the entire balance of the Participant's Deferred Compensation Account has been distributed, subject to the following restriction, if chosen:

                               [X] Provided, however, the Plan Administrator may, in its sole discretion, determine that the Participant is no longer an eligible Employee and upon prior notice require that the Participant cease Deferral Elections to the Plan.

                     SECTION 3.2. Rules for Deferral Elections. Any Employee identified in Subsection 3.1 may make a Deferral Election to defer receipt of Compensation he or she otherwise would be entitled to receive for a Plan Year in accordance with the rules set forth below:

                    (a) All Deferral Elections must be made in writing on the form prescribed by the Plan Administrator and will be effective only when filed with the Plan Administrator no later than the date specified by the Plan Administrator. In no event may a Deferral Election be made later than the last day of the Plan Year preceding the Plan Year in which the Compensation being deferred is earned and is made available to the Participant. However, in the case of a Participant's initial year of employment or association with an Employer, the Participant may make a Deferral Election with respect to compensation for services to be performed subsequent to such Deferral Election, provided such election is made no later than 30 days after the date the Participant first becomes eligible


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                              for the Plan. Furthermore, in the case of a short
                              initial Plan Year, each Participant may make a Deferral Election with respect to compensation for services to be performed subsequent to such Deferral Election, provided such election is made no later than 30 days after the Effective Date.

                    (b) With respect to Plan years following the Participant's initial Plan Year of participation in the Plan, failure to complete a subsequent Deferral Election shall constitute a waiver of the Participant's right to elect a different amount of Compensation to be deferred for each such Plan Year and shall be considered an affirmation and ratification to continue the Participant's existing Deferral Election. However, a Participant may, prior to the beginning of any Plan Year, elect to increase or decrease the amount of Compensation to be deferred for the next following Plan Year by filing another Deferral Election with the Plan Administrator in accordance with paragraph (a) above.

                    (c) A Deferral Election in effect for a Plan Year may not be modified during the Plan Year, except that the Plan Administrator shall terminate the Participant's Deferral Election during a Plan Year in the event of an Unforeseeable Financial Emergency.

                     SECTION 3.3. Amounts Deferred. (select one option):

                    Option 1.   [X]     Deferral of a percentage of Compensation
                                        plus Bonus. Commencing on the Effective
                                        Date, a Participant may elect to defer
                                        (a) up to 25% of the Participant's
                                        Compensation (including compensation and bonus) attributable to services performed in the Plan Year. The amount of Compensation and Bonus deferred by a Participant shall be credited to the Participant's Deferred Compensation
                                        Account as of the Valuation Date
                                        coincident with or immediately following the date such Compensation and Bonus would, but for the Participant's
                                        Deferral Election, be payable to the
                                        Participant.


                    Option 2.   [ ]     Deferral of Bonus Only.

                                        Commencing on the Effective Date, a
                                        Participant may elect to defer up to
                                        _____% of any Bonus awarded to the
                                        Participant attributable to services
                                        performed in the Plan Year. The amount
                                        of Bonus deferred by a Participant shall be credited to the Participant's Deferred Compensation Account as of the Valuation Date coincident with or


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                                        immediately following such the date such
                                        Bonus would, but for the Participant's
                                        Deferral Election, be payable to the
                                        Participant.


                     Option 3.   [ ]    Deferral of Fixed Amount. Commencing on
                                        the Effective Date, a Participant may
                                        elect to defer a specific amount, not to exceed $____, of Compensation payable to the Participant during a Plan Year. Such amount shall be credited to the Participant's Deferred Compensation
                                        Account as of the Valuation Date
                                        coincident with or immediately following the date such amount would, but for the Participant's Deferral Election, be payable to the Participant.

                     SECTION 3.4. Employer Discretionary Contributions. An Employer may, in its sole discretion, credit to the Deferred Compensation Account of any Participant employed by that Employer an amount determined by the Employer in its sole discretion (an "Employer Discretionary Contribution") for a Plan Year. Any Employer Discretionary Contribution for a Plan Year will be credited to a Participant's Deferred Compensation Account as of the Valuation Date specified by the Employer.

                     In the Employer's discretion, an Employer Discretionary Contribution for a Plan Year may also be determined for each Participant, to be an amount equal to the sum of the amount that Participant elects to defer for the Plan Year multiplied by a matching contribution rate chosen by the Employer for the Plan Year.

                               [END OF SECTION 3]









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                                   ARTICLE IV

                         DEFERRED COMPENSATION ACCOUNTS

                     SECTION 4.1. Deferred Compensation Accounts. All amounts deferred pursuant to one or more Deferral Elections under the Plan and any Employer Discretionary Contributions shall be credited to a Participant's Deferred Compensation Account and shall be adjusted under Subsection 4.2.

                     SECTION 4.2. Deferral Account Adjustments and Investment Options. As of each Valuation Date, the Plan Administrator shall adjust amounts in a Participant's Deferred Compensation Account to reflect earnings (or losses) in the Investment Options (as defined in Subsection 4.4) attributable to the Participant's Deferred Compensation Account. Earnings (or losses) on amounts in a Participant's Deferred Compensation Account shall accrue commencing on the date the Deferred Compensation Account first has a positive balance and shall continue to accrue until the entire balance in the Participant's Deferred Compensation Account has been distributed. Earnings (or losses) shall be credited to a Participant's Deferred Compensation Account based on the realized rate of return on the Investment Options attributable to the Participant's Deferred Compensation Account.

                     SECTION 4.3. Vesting. A Participant shall be fully vested in the amounts in the Participant's Deferred Compensation Account attributable to the Participant's Deferral Elections. If Employer Discretionary Contributions are made under the Plan, a Participant shall be vested in the amount in the Participant's Deferred Compensation Account attributable to Employer Discretionary Contributions in accordance with the following (select Options 1, 2, or 3 and, if desired, Option 4):

                     Option 1.  [ ]       100% Vested.

                     Option 2.  [X]       Three Year Cliff Vesting Schedule

                     Vesting for Participants will be determined by (select one):

                          [ ]     Years of Service.
                          [X]     Years of Service.

                                  Nonforfeitable Percentage
                                  -------------------------

                     Less than 3 years    0%
                     3 or more years      100%

                     Option 3.   [ ]      Seven Year Graded Vesting Schedule

                     Vesting for Participants will be determined by (select one):

                          [ ]     Years of Service.
                          [ ]     Years of Participation in this Plan.



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                     Nonforfeitable Percentage
                     -------------------------

                     Less than 3 years.............................0%
                     3 years......................................20%
                     4 years......................................40%
                     5 years......................................60%
                     6 years......................................80%
                     7 years.....................................100%

                     Option 4.  [ ]     Notwithstanding the foregoing vesting
                                        schedule, the balance in a Participant's
                                        Deferred Compensation Account
                                        attributable to Employer Discretionary
                                        Contributions will be fully vested upon
                                        the Participant's Early Retirement Date.

For the purpose of determining a Participant's vested benefit with respect to Employer Discretionary Contributions, a "Year of Service" means each twelve-month period of employment or association with the Company and the Affiliates, and a "Year of Participation" means each twelve-month period of active participation in the Plan. Notwithstanding the foregoing, a Participant shall be fully vested in the entire balance in the Participant's Deferred Compensation Account upon the Participant's Normal Retirement Date or death, provided the date on which the Participant dies is while the Participant is actively employed by or associated with the Employers. The portion of a Participant's Deferred Compensation Account in which the Participant is not fully vested shall be forfeited to the Employer by the Participant.

Notwithstanding the vesting schedule selected in Option 1, 2, or 3 above, the balance in a Participant's Deferred Compensation Account attributable to Employer Discretionary contributions will be forfeited (and neither the Participant nor the Participant's beneficiaries will have any rights thereto) if the Participant's employment with the Employer is terminated for Good Cause. "Good Cause" means the Participant's gross negligence, fraud, dishonesty, or willful violation of any law or significant policy of the Employer that is committed in connection with the Participant's employment by or association with the Company or Affiliate. Whether a Participant has been terminated for Good Cause shall be determined by the Plan Administrator.

                     SECTION 4.4. Investment Options. Participant fund selections must be made to the Plan Administrator or designated agent. Fund selections will be effective within a reasonable period of time as determined by the means used to communicate such selections and generally accepted business practices.

Transfers between Investment Options shall be administered in accordance with the following:


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The Plan Administrator or its designated agent may take investment instructions from a Participant for transfers as of any business day between Investment Options.

                     (Optional) [X]     Transfer instructions may be accepted
                                        via telephone.

The Plan Administrator shall designate the Investment Options available for selection under this Section 4.4 and shall establish procedures regarding elections of Investment Options. Investment Options are selected solely for purposes of determining hypothetical gains and/or losses to a Participant's bookkeeping account. Neither the Plan nor any of the deferred compensation accounts shall hold any actual funds or assets.

                               [END OF SECTION 4]












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                                   ARTICLE V

                               PAYMENT OF BENEFITS

                     SECTION 5.1. Time and Method of Payment. Payment of the vested portion of a Participant's Deferred Compensation Account shall be made as soon as practicable following the last business day of the month in which the Participant's Distribution Date occurs. Payment of the vested portion of a Participant's Deferred Compensation Account shall be made as follows (select one option):

                     Option 1.  [ ]     A single, lump sum payment.

                     Option 2.  [X]     A single lump sum or monthly, quarterly,
                                        or annual installment payments up to a
                                        maximum of 15 years.

                     SECTION 5.2. Payment Upon Disability. In the event a Participant becomes disabled (as defined below) while the Participant is employed by or associated with an Employer, payment of the Participant's Deferred Compensation Account shall be made in a single lump sum payment as soon as practicable following the date on which the Plan Administrator determines that the Participant is disabled. For purposes of this Subsection 5.2, a Participant shall be considered disabled if the Participant is unable to engage in any substantially gainful activity by reason of any medically determined physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months. Whether a Participant is disabled for purposes of the Plan shall be determined by the Plan Administrator, and in making such determination, the Plan Administrator may rely on the opinion of a physician(s) selected by the Plan Administrator for such purpose.

                     SECTION 5.3. Payment Upon Death of a Participant. A Participant's Deferred Compensation Account shall be paid to the Participant's beneficiary (designated in accordance with Subsection 5.4) in a single lump sum payment as soon as practicable following the Valuation Date coincident with or next following the Participant's death.

                     SECTION 5.4. Beneficiary. The Participant may name a beneficiary or beneficiaries to receive the balance of the Participant's Deferred Compensation Account in the event of the Participant's death prior to the payment of the Participant's entire Deferred Compensation Account. To be effective, any beneficiary designation must be filed in writing with the Plan Administrator in accordance with rules and procedures adopted by the Plan Administrator for that purpose. A Participant may revoke an existing beneficiary designation by filing another written beneficiary designation with the Plan Administrator. The latest beneficiary designation received by the Plan Administrator shall be controlling. If no beneficiary is named by a Participant, or if the Participant survives all of the Participant's named beneficiaries and does not designate another beneficiary, the Participant's Deferred Compensation Account shall be paid in the following order of precedence:


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          (a)       The Participant's Spouse;

          (b) The Participant's children (including adopted children) per stirpes; or

          (c)       The Participant's estate.

                     SECTION 5.5. Withholding of Taxes. In connection with the Plan, the Employers shall withhold any applicable Federal, state or local income tax and employment taxes, including Social Security taxes, at such time and in such amounts as is necessary to comply with applicable laws and regulations.

                     SECTION 5.6. Unforeseeable Financial Emergency. If the Plan Administrator determines that a Participant has incurred an Unforeseeable Financial Emergency, the Participant may receive in cash the portion of the balance of the Participant's Deferred Compensation Account needed to satisfy the Unforeseeable Financial Emergency, but only if the Unforeseeable Financial Emergency may not be relieved (a) through reimbursement or compensation by insurance or otherwise or (b) by liquidation of the Participant's assets to the extent the liquidation of such assets would not itself cause severe financial hardship. A payment on account of an Unforeseeable Financial Emergency shall not be in excess of the amount needed to relieve such Unforeseeable Financial Emergency and shall be made as soon as practicable following the date on which the Plan Administrator approves such payment.

                               [END OF SECTION 5]










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                                   ARTICLE VI

                                  MISCELLANEOUS


                     SECTION 6.1. The assets of the Trust or custodial account with respect to benefits payable to the Participants employed by or associated with an Employer shall remain the assets of such Employer subject to the claims of its general creditors. Any payments by a Trust or custodial account of benefits provided to a Participant under the Plan shall be considered payment by the applicable Employer and shall discharge such Employer from any further liability under the Plan for such payments.

Each Employer under the Plan shall establish and maintain one or more

                     Option 1.  [X]       grantor trusts

                     Option 2.  [ ]       custodial accounts to hold assets
                                          to be used for payment of benefits
                                          under the Plan.

                     SECTION 6.2. Rights. Establishment of the Plan shall not be construed to give any Employee the right to be retained by the Employers or to any benefits not specifically provided by the Plan. Any liability of the Company to any Participant, former Participant, or Participant's beneficiary with respect to a right to payment under the Plan shall be based solely upon contractual obligations created by the Plan.

                     SECTION 6.3. Interests Not Transferable. Except as to withholding of any tax under the laws of the United States or any state or locality and the provisions of Subsection 5.4, no benefit payable at any time under the Plan shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, or any other encumbrance of any kind or to any attachment, garnishment, or other legal process of any kind. Any attempt by a person (including a Participant or a Participant's beneficiary) to anticipate, alienate, sell, transfer, assign, pledge, or otherwise encumber any benefits under the Plan, whether currently or thereafter payable, shall be void. If any person shall attempt to, or shall alienate, sell, transfer, assign, pledge or otherwise encumber such person's benefits under the Plan, or if by any reasons of such person's bankruptcy or other event happening at any time, such benefits would devolve upon any other person or would not be enjoyed by the person entitled thereto under the Plan, then the Plan Administrator, in the Plan Administrator's sole discretion, may terminate the interest in any such benefits of the person otherwise entitled thereto under the Plan and may hold or apply such benefits in such manner as the Plan Administrator may deem proper.

                     SECTION 6.4. Forfeitures and Unclaimed Amounts. Unclaimed amounts shall consist of the amounts in the Deferred Compensation Account of a Participant that cannot be distributed because of the Plan Administrator's inability, after a reasonable search, to locate a Participant or the Participant's beneficiary, as applicable, within a period of two years after the Distribution Date upon which the payment of benefits became due. Unclaimed


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
amounts shall be forfeited at the end of such two-year period. These forfeitures will reduce the obligations of the Employers, if any, under the Plan. After an unclaimed amount has been forfeited, the Participant or beneficiary, as applicable, shall have no further right to amounts in the Participant's Deferred Compensation Account.

                     SECTION 6.5. Controlling Law. The law of the state of North Carolina shall be controlling in all matters relating to the Plan to the extent not preempted by Federal Law.

                     SECTION 6.6. Number. Words in the plural shall include the singular, and the singular shall include the plural.

                     SECTION 6.7. Action by the Employers. Except as otherwise specifically provided herein, any action required of or permitted to be taken by an Employer under the Plan shall be by resolution of its Board of Directors or by resolution of a duly authorized committee of its Board of Directors or by action of a person or persons authorized by resolution of such Board of Directors or such committee.

                     SECTION 6.8. Offset for Obligations to Employer. If, at such time as a Participant or a Participant's beneficiary becomes entitled to benefit payments hereunder, the Participant has any debt, obligation or other liability representing an amount owing to an Employer or an Affiliate of the Employer, and if such debt, obligation, or other liability is due and owing at the time benefit payments are payable hereunder, the Employer may offset the amount owing it or an Affiliate against the amount of benefits otherwise distributable hereunder.

                     SECTION 6.9. No Fiduciary Relationship. Nothing contained in this Plan, and no action taken pursuant to its provisions by either the Employers or the Participants shall create, or be construed to create a fiduciary relationship between the Employer and the Participant, a designated beneficiary, other beneficiaries of the Participant, or any other person.

                     SECTION 6.10. Claims Procedures. Any person (hereinafter referred to as a "Claimant") who believes that he or she is being denied a benefit to which he or she may be entitled under the Plan may file a written request for such benefit with the Plan Administrator. Such written request must set forth the Claimant's claim and must be addressed to the Plan Administrator, at the Company's principal place of business. Upon receipt of a claim, the Plan Administrator shall advise the Claimant that a reply will be forthcoming within ninety days and shall deliver a reply within ninety days. The Plan Administrator may, however, extend the reply period for an additional ninety days for reasonable cause. If the claim is denied in whole or in part, the Plan Administrator shall issue a written determination, using language calculated to be understood by the Claimant, setting forth:

          (a)       The specific reason or reasons for such denial;


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
          (b) The specific reference to pertinent provisions of the Plan upon which such denial is based;

          (c) A description of any additional material or information necessary for the Claimant to perfect the Claimant's claim and an explanation why such material or such information is necessary; and

          (d) Appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, and the time limits for requesting such a review.

                     Within sixty days after the receipt by the Claimant of the written determination described above, the Claimant may request in writing, that the Plan Administrator review the Plan Administrator's determination. The request must be addressed to the Plan Administrator, at the Company's principal place of business. The Claimant or the Claimant's duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Plan Administrator. If the claimant does not request a review of the Plan Administrator's determination within such sixty day period, the Claimant shall be barred and estopped from challenging the Plan Administrator's determination. Within sixty days after the Plan Administrator's receipt of a request for review, the Plan Administrator will review the determination. After considering all materials presented by the Claimant, the Plan Administrator will render a written determination, written in a manner calculated to be understood by the Claimant setting forth the specific reasons for the decision and containing specific references to the pertinent provisions of the Plan on which the decision is based. If special circumstances require that the sixty day time period be extended, the Plan Administrator will so notify the Claimant and will render the decision as soon as practicable, but no later than one hundred twenty days after receipt of the request for review.

                     SECTION 6.11. Notice. Any notice required or permitted to be given under the provisions of the Plan shall be in writing, and shall be signed by the party giving or making the same. If such notice, consent or demand is mailed to a party hereto, it shall be sent by United States certified mail, postage prepaid, addressed to such party's last known address as shown on the records of the Employers. Notices to the Plan Administrator should be sent in care of the Company at the Company's principal place of business. The date of such mailing shall be deemed the date of notice. Either party may change the address to which notice is to be sent by giving notice of the change of address in the manner set forth above.

                               [END OF SECTION 6]


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
                                  ARTICLE VII

                             EMPLOYER PARTICIPATION


                     SECTION 7.1. Adoption of Plan. Any Affiliate of the Company may, with the approval of the Company, adopt the Plan by filing with the Company a resolution of its Board of Directors to that effect.

                     SECTION 7.2. Withdrawal from the Plan by Employer. Any Employer shall have the right, at any time, upon the approval of, and under such conditions as may be provided by the Plan Administrator, to withdraw from the Plan by delivering to the Plan Administrator written notice of its election so to withdraw. Except as provided in Section 9, upon receipt of such notice by the Plan Administrator, the portion of the Deferred Compensation Account of Participants and beneficiaries attributable to amounts deferred while the Participants were employed by or associated with such withdrawing Employer shall be distributed from the Trust at the direction of the Plan Administrator in cash at such time or times as the Plan Administrator in the Plan Administrator's sole discretion, may deem to be in the best interest of such Participants and their beneficiaries. To the extent the amounts held in the Trust for the benefit of such Participants and their beneficiaries are not sufficient to satisfy the Employer's obligation to such Participants and their beneficiaries accrued on account of their employment with the Employer, the remaining amount necessary to satisfy such obligation shall be an obligation of the Employer, and the other Employers shall have no further obligation to such Participants and beneficiaries with respect to such amounts.

                               [END OF SECTION 7]

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION


The Company intends the Plan to be permanent, but reserves the right at any time to modify, amend or terminate the Plan; provided however, that except as provided below, any amendment or termination of the Plan shall not reduce or eliminate any vested balance in a Participant's Deferred Compensation Account accrued through the date of such amendment or termination. Upon termination of the Plan, the Company may provide that notwithstanding the Participant's Distribution Date, all Deferred Compensation Account balances will be distributed on a date selected by the Company.

                               [END OF SECTION 8]

                                   ARTICLE IX

                                CHANGE IN CONTROL


                     SECTION 9.1. In the event that a Change in Control occurs, the Participants' Deferred Compensation Accounts will become immediately 100% vested, and if the Participant has so elected, the vested portion of the Participant's Account, including all hypothetical gains and losses, will be paid to the Participant, or the Participant's beneficiary, within 45 days following the Change in Control.

                     SECTION 9.2. A Change in Control shall be deemed to have occurred upon the happening of any of the following:

          (a) the consummation of a plan of merger or consolidation of Guilford Mills, Inc. with any other corporation or association other than a subsidiary of Guilford Mills, Inc. as a result of which the holders of the voting capital stock of Guilford Mills, Inc. receive less than fifty-one percent (51%) of the voting capital stock of the surviving or resulting corporation;

          (b) the sale, lease, exchange or other transfer (in one transaction or a series of transactions contemplated or arranged by any party as a single plan) of all or substantially all of the assets of Guilford Mills, Inc. (other than as security for the obligations of Guilford Mills, Inc.);

          (c) the approval by the shareholders of Guilford Mills, Inc. of any plan or proposal for the liquidation or dissolution of Guilford Mills, Inc.;

          (d) the acquisition by any person (as such term is used in Section 13(d) and 14(d) of the securities Exchange Act of 1934, as amended, (the "Exchange Act")), after the date this plan is executed, directly or indirectly, of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of securities of Guilford Mills, Inc. representing in the aggregate twenty percent (20%) or more of the voting power of all then outstanding securities of Guilford Mills, Inc. having the right under ordinary circumstances to vote in an election of the Board of Directors; or

          (e) the failure, for any reason, during any period of two consecutive years, of the individuals who, at the beginning of such period, constitute the entire Board of Directors and any new directors whose election by the Board, or whose nomination for election by the shareholders, shall have been approved by a vote of at least two-thirds (2/3) of the directors of the Board then still in office who either were directors at the beginning of the period or whose election or nomination for election shall previously have been so approved, to constitute a majority of the members of the Board.


                               [END OF SECTION 9]

                     IN WITNESS WHEREOF, the Company has caused this Plan to be executed by its duly authorized officers on this 12th day of February, 2001.


                                  Guilford Mills, Inc.

                                  By: /s/ Richard E. Novak
                                      ---------------------------------------
                                      Its: VP of Human Resources





ATTEST: /s/ Beth Mungo
        -------------------------------
        Its: Benefits Manager













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